                                                                    EXHIBIT 25.1

________________________________________________________________________________

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(B)(2) [ ]

                              -------------------

                              THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                  NEW YORK                                      13-5160382
           (STATE OF INCORPORATION                           (I.R.S. EMPLOYER
        IF NOT A U.S. NATIONAL BANK)                        IDENTIFICATION NO.)

       ONE WALL STREET, NEW YORK, N.Y.                             10286
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                              -------------------

                                 CIT GROUP INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                                      65-1095289
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         1211 AVENUE OF THE AMERICAS                               10036
             NEW YORK, NEW YORK                                 (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                      SENIOR SUBORDINATED DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

________________________________________________________________________________

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                      NAME                                        ADDRESS
                      ----                                        -------
Superintendent of Banks of the State of New      2 Rector Street, New York, N.Y. 10006,
  York                                           and Albany, N.Y. 12203
Federal Reserve Bank of New York                 33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation            Washington, D.C. 20429
New York Clearing House Association              New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2. AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

    None.

16. LIST OF EXHIBITS.

   EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE 'ACT') AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of August, 2002.

                                          THE BANK OF NEW YORK

                                          By:           /s/ MING SHIANG
                                               .................................

                                               NAME:  MING SHIANG
                                               TITLE: VICE PRESIDENT

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                    OF ONE WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,

a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           DOLLAR AMOUNTS
                                                                            IN THOUSANDS
                                         ASSETS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin..................    $ 3,765,462
    Interest-bearing balances...........................................      3,835,061
Securities:
    Held-to-maturity securities.........................................      1,232,736
    Available-for-sale securities.......................................     10,522,833
Federal funds sold and Securities purchased under agreements to
  resell................................................................      1,456,635
Loans and lease financing receivables:
    Loans and leases held for sale......................................        801,505
    Loans and leases, net of unearned income................  46,206,726
    LESS: Allowance for loan and lease losses...............     607,115
    Loans and leases, net of unearned income and allowance..............     35,249,695
Trading Assets..........................................................      8,132,696
Premises and fixed assets (including capitalized leases)................        898,980
Other real estate owned.................................................            911
Investments in unconsolidated subsidiaries and associated companies.....        220,609
Customers' liability to this bank on acceptances outstanding............        574,020
Intangible assets
    Goodwill............................................................      1,714,761
    Other intangible assets.............................................         49,213
Other assets............................................................      5,001,308
                                                                            -----------
        Total assets....................................................    $73,954,859
                                                                            -----------
                                                                            -----------
                                       LIABILITIES
Deposits:
    In domestic offices.................................................    $29,175,631
    Noninterest-bearing.....................................  11,070,277
    Interest-bearing........................................  18,105,354
    In foreign offices, Edge and Agreement subsidiaries, and IBFs.......     24,596,600
    Noninterest-bearing.....................................     321,299
    Interest-bearing........................................  24,275,301
Federal funds purchased and securities sold under agreements to
  repurchase............................................................      1,922,197
Trading liabilities.....................................................      1,970,040
Other borrowed money:
  (includes mortgage indebtedness and obligations under capitalized
  leases)...............................................................      1,577,518
Bank's liability on acceptances executed and outstanding................        575,362
Subordinated notes and debentures.......................................      1,940,000
Other liabilities.......................................................      5,317,831
                                                                            -----------
        Total liabilities...............................................    $67,075,179
                                                                            -----------
                                                                            -----------
                                     EQUITY CAPITAL
Common stock............................................................      1,135,284
Surplus.................................................................      1,055,508
Retained earnings.......................................................      4,227,287
Accumulated other comprehensive income..................................        (38,602)
Other equity capital components.........................................              0
                                                                            -----------
        Total equity capital............................................      6,379,477
                                                                            -----------
        Total liabilities and equity capital............................    $73,954,859
                                                                            -----------
                                                                            -----------

    I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                    Thomas J. Mastro,
                                           .....................................
                                          Senior Vice President and Comptroller

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                            Directors
Alan R. Griffith